Exhibit 10.1

                       SECOND AMENDMENT TO PROMISSORY NOTE


                                                    Huntington Station, New York
                                                                    May 17, 2002

$125,000

The Promissory Note dated March 20, 2001 executed by Star Multi Care Services, Inc., Amserv Healthcare of New Jersey, Inc., Amserv Healthcare of Ohio and EFCC Acquisition Corp. (the "Maker") Stephen Sternbach (the "Payee"), hereby agree to remove the mark previously added to the Promissory Note as set forth below by attaching this Amendment to the Promissory Note:

            THE INDEBTEDNESS, RIGHTS AND REMEDIES EVIDENCED BY THIS PROMISSORY NOTE ARE SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE LENDER DEBT (AS DEFINED IN THE INTERCREDITOR AND SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THAT CERTAIN INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF MAY 1, 2001 AMONG STEPHEN STERNBACH, HFG HEALTHCO-4 LLC AND THE PROVIDERS NAMED THEREIN.

Additionally, the Maker and the Payee hereby agree to amend the Promissory Note as set forth below by attaching this Amendment to the Promissory Note:

            1. It is hereby acknowledged that the principal sum owed under this Promissory Note is increased to One Hundred and Twenty-five Dollars ($125,000) on the date hereof and that additional amounts may be advanced by the holder hereof as provided in the instruments, if any, securing this Promissory Note and such advances will be added to the principal sum of this Promissory Note and will accrue interest at the specified rate of interest from the date of advance until paid.

            2. The principal sum shall be payable in full twelve (12) months from the date hereof.

            3. Maker hereby further promises to pay interest to the order of Payee in like money at said office or place on the

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            unpaid principal balance hereof computed at a rate of eight percent
            (8%) per annum at a rate, upon and after an Event of Default (as hereinafter defined), of sixteen percent (16%) per annum. Such interest shall accrue and shall be payable at the same time that the principal balance is due. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of New York.


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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the 17th day of May 2002.

STAR MULTI CARE SERVICES, INC.

By:___________________________

Dated: May 17, 2002


AMSERV HEALTHCARE OF NEW JERSEY, INC.

By:___________________________

Dated: May 17, 2002

AMSERV HEALTHCARE OF OHIO, INC.

By:___________________________

Dated: May 17, 2002


EFCC ACQUISITION CORP.

By:___________________________

Dated: May 17, 2002


Stephen Sternbach

By:___________________________

Dated: May 17, 2002